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Exhibit 4.1

CERTIFICATE OF AMENDMENT

Business Corporations Act (CQLR, chapter S-31.1)

I attest that the legal person

ACASTI PHARMA INC.

has modified its articles pursuant to the Business Corporations Act (Québec) to integrate the changes outlined in the attached articles.

July 10, 2023 at 12:01 a.m.

Filed in the register on July 4, 2023 under the

Québec Registration Number 1160589793.

(Signed)

Registraire des entreprises

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

Registraire des entreprises	REZ-909 (2017-04) Page 1 of 1

Articles of Amendment

Business Corporations Act (Québec)	Québec Enterprise Number: 1160589793
1
Information about the business

ACASTI PHARMA INC.

Version(s) of the name of the corporation in any other language other than French, if applicable

2
Amendment to Articles

2.1 Amendment to Name

2.2 Other Amendments

See Schedule Attached.

2.3. Date and Time of certificate, if applicable

Date: July 10, 2023 Time: 12:01 a.m.

3
Correction of Articles

4
Signature

Last name and first name of the authorized officer or director:

Prashant Kohli

Electronic signature of:

Prashant Kohli

Reserved for the administration

Reference number of request: 020200103314688

Numeric designation:

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SCHEDULE TO

ARTICLES OF AMENDMENT

OF

ACASTI PHARMA INC.

(the “Corporation”)

As of the date of the issuance of a Certificate of Amendment confirming the present Articles of Amendment, all of the issued and outstanding Class “A” Shares (the “Common Shares”) in the capital of the Corporation are consolidated (the “Consolidation”) on the bases of one (1) post-Consolidation Common Share for every six (6) pre-Consolidation Common Shares (provided that each fractional Common Share that results from the Consolidation shall be rounded up to the nearest whole number).

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

CERTIFICATE OF AMENDMENT

Business Corporations Act (CQLR, chapter S-31.1)

I attest that the legal person

ACASTI PHARMA INC.

has modified its articles pursuant to the Business Corporations Act (Québec) to integrate the changes outlined in the attached articles.

August 27, 2021

Filed in the register on August 26, 2021 under the

Québec Registration Number 1160589793.

(Signed)

Registraire des entreprises

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

Registraire des entreprises	REZ-909 (2017-04) Page 1 of 1

Articles of Amendment

Business Corporations Act (Québec)	Québec Enterprise Number: 1160589793
1
Information about the business

ACASTI PHARMA INC.

Version(s) of the name of the corporation in any other language other than French, if applicable

2
Amendment to Articles

2.1 Amendment to Name

2.2 Other Amendments

See Schedule Attached.

2.3. Date and Time of certificate, if applicable

Date: August 27, 2021 Time:

3
Correction of Articles

4
Signature

Last name and first name of the authorized officer or director:

Janelle D’Alvise

Electronic signature of:

Janelle D’Alvise

Reserved for the administration

Reference number of request: 020200085440883

Numeric designation:

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

SCHEDULE TO

ARTICLES OF AMENDMENT

OF

ACASTI PHARMA INC.

(the “Corporation”)

As of the date of the issuance of a Certificate of Amendment confirming the present Articles of Amendment, all of the issued and outstanding Class “A” Shares (the “Common Shares”) in the capital of the Corporation are consolidated (the “Consolidation”) on the bases of one (1) post-Consolidation Common Share for every 8 (eight) pre-Consolidation Common Shares (provided that each fractional Common Share that results from the Consolidation shall be rounded to the nearest whole number).

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

CERTIFICATE OF AMENDMENT

Business Corporations Act (CQLR, chapter S-31.1)

I attest that the legal person

ACASTI PHARMA INC.

has modified its articles pursuant to the Business Corporations Act (Québec) to integrate the changes outlined in the attached articles.

October 8, 2015

Filed with the register on October 8, 2015 under the

Québec Registration Number 1160589793.

(Signed)

Registraire des entreprises

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

Registraire des entreprises	REZ-909 (2012-11) Page 1 of 1

Articles of Amendment

Business Corporations Act (Québec)	Québec Enterprise Number: 1160589793
1
Information about the business

ACASTI PHARMA INC.

Version(s) of the name of the corporation in any other language other than French, if applicable

2
Amendment to Articles

2.1 Amendment to Name

Name of the Corporation

2.2 Other Amendments

See attached Schedule

2.3. Date and Time of certificate, if applicable

Date: Time:

3
Correction of Articles

4
Signature

Last name and first name of the authorized officer or director:

Jean-Daniel Bélanger

Electronic signature of:

Jean-Daniel Bélanger

Reserved for the administration

Reference number of request: 020200032928418

Numeric designation:

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

SCHEDULE

As of the date of the issuance of a Certificate of Amendment confirming the present Articles of Amendment, all of the issued and outstanding Class “A” Shares (“Common Shares”) in the capital of the Corporation are consolidated (the “Consolidation”) on the basis of one (1) post-Consolidation Common Share for every ten (10) pre-Consolidation Common Shares (provided that each fractional Common Share that results from the Consolidation shall be rounded up to the nearest whole number).

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

CERTIFICATE OF AMENDMENT

Business Corporations Act (CQLR, chapter S-31.1)

I attest that the legal person

ACASTI PHARMA INC.

has modified its articles pursuant to the Business Corporations Act (Québec) to integrate the changes outlined in the attached articles.

October 8, 2014

Filed with the register on October 15, 2014 under the

Québec Registration Number 1160589793.

(Signed)

Registraire des entreprises

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

Registraire des entreprises	REZ-909 (2012-11) Page 1 of 1

Articles of Amendment

Business Corporations Act (Québec)	Québec Enterprise Number: 1160589793
1
Information about the business

ACASTI PHARMA INC.

Version(s) of the name of the corporation in any other language other than French, if applicable

2
Amendment to Articles

2.1 Amendment to Name

Name of the Corporation

2.2 Other Amendments

Increase the maximum number of directors from 9 to 10.

2.3. Date and Time of certificate, if applicable

Date: Time:

3
Correction of Articles

4
Signature

Last name and first name of the authorized officer or director:

Jean-Daniel Bélanger

Electronic signature of:

Jean-Daniel Bélanger

Reserved for the administration

Reference number of request: 020200024512385

Numeric designation:

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

CERTIFICATE OF AMENDMENT

Business Corporations Act (CQLR, chapter S-31.1)

I attest that the legal person

ACASTI PHARMA INC.

has modified its articles pursuant to the Business Corporations Act (Québec) to integrate the changes outlined in the attached articles.

November 1, 2013

Filed with the register on November 1, 2013 under the

Québec Registration Number 1160589793.

(Signed)

Registraire des entreprises

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

Registraire des entreprises	REZ-909 (2012-11) Page 1 of 1

Articles of Amendment

Business Corporations Act (Québec)	Québec Enterprise Number: 1160589793
1
Information about the business

ACASTI PHARMA INC.

Version(s) of the name of the corporation in any other language other than French, if applicable

2
Amendment to Articles

2.1 Amendment to Name

Name of the Corporation

Version(s) of the name of the corporation in any other language other than French, if applicable

2.2 Other Amendments

See Schedule Attached.

2.3. Date and Time of certificate, if applicable

Date: Time:

3
Correction of Articles

4
Signature

Last name and first name of the authorized officer or director:

Henri Harland

Electronic signature of:

Henri Harland

Reserved for the administration

Reference number of request: 02020017794499

Numeric designation:

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

ACASTI PHARMA INC.

SCHEDULE

▪
Schedule B-2 of the articles of amendment, evidenced by the certificate dated November 7, 2008, is repealed in its entirety and replaced by the attached Schedule B-3.
▪
The minimum number of directors is increased from 1 to 3.

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SCHEDULE B-3

OTHER PROVISIONS

Borrowing powers

1.
Unless otherwise provided in the by-laws or in a unanimous shareholder agreement, the board of directors of a corporation may, on behalf of the Corporation:

(i) borrow money;

(ii) issue, reissue, sell or hypothecate its debt obligations;

(iii) enter into a suretyship to secure performance of an obligation of any person; and

(iv) hypothecate all or any of its property, owned or subsequently acquired, to secure any obligation.

ANNUAL MEETING OF SHAREHOLDERS

2.
The annual meeting of the shareholders may be held at any place, in or outside of the Province of Québec, as may be determined by the directors.

ADDITIONAL DIRECTORS

3.
The directors may appoint one or more additional directors within the limits prescribed under the Business Corporations Act (Québec).

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[Québec]

CERTIFICATE OF AMENDMENT

Companies Act, Part IA
(C.Q.L.R., c. C-38)

I hereby certify that the company

ACASTI PHARMA INC.

has modified its articles on NOVEMBER 7, 2008, pursuant to Part IA of the Companies Act, as indicated in the attached Articles of Amendment.

[Seal of the Registraire
des entreprises du Québec]Filed with the register on November 10, 2008 under Québec business number 1160589793

(signed)
Québec Corporate Registraire

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Québec Corporate Registraire [QUÉBEC]	ARTICLES OF AMENDMENT Companies Act (C.Q.L.R., c. C‑38, Part 1A)
1
Name Indicate the new name of the company is it has been modified and indicate the former name in Section 5
 or
Indicate the current name of the company if you wish to conserve it and indicate N/A in Section 5

ACASTI PHARMA INC. Indicate an “X” if you are requesting a numerical designation (numbered company) in lieu of a name
2 The articles of the company are modified in the following manner:
The Schedule B-1 of the Articles of amendment of the company dated August 7, 2008 be and it is hereby repealed and replaced by Schedule B-2 attached hereto.
3 Effective date (if different from the date of filing the articles of amendment) for the requests not indicated in Section 4
Posterior date to the filing	Année	Mois Jour

4 Amendment to articles pursuant to section 123.140 et al. of the Companies Act

Indicate an “X” if the request of modification is presented to correct an illegality, irregularity or to indicate a provision required under the Companies Act:

•
that does not infringe the rights of the shareholders or the creditors (art. 123.140)
•
that can infringe the rights of the shareholders or the creditors – attach a copy of the judgement

Effective date (the modification will be retroactive to the date of the certificate that accompanies the articles that are modified, unless the current articles or judgement do not mention a future date

	Année	Mois Jour

5 Previous name to the amendment (if different to the one mentioned in Section 1)

Reserved for the administration

Government of Québec
Filed on

NOVEMBER 7, 2008 ____________________________________

Signature of authorized signatory

Québec Corporate

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Registraire

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This Schedule has been repealed and replaced pursuant to the

Articles of Amendment dated

November 1, 2013SCHEDULE B 2

6.3. BORROWING POWERS

The Board of Directors may, by resolution and without the approval of the shareholders:

6.3.1. Borrow money, taking into account the credit of the Company;

6.3.2. Issue, reissue, sell or pledge the Company's debt instruments;

6.3.3. Subject to section 123.66 of the Companies Act (Quebec), guarantee in the name of the Company the execution of an obligation of which another person is responsible.

6.3.4. Delegate one or many of the aforementioned powers to a director, a committee of directors or to an officer of the Company.

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[Québec]

CERTIFICATE OF AMENDMENT

Companies Act, Part IA
(C.Q.L.R., c. C-38)

I hereby certify that the company

ACASTI PHARMA INC.

has modified its articles on AUGUST 7, 2008, pursuant to Part IA of the Companies Act, as indicated in the attached Articles of Amendment.

[Seal of the Registraire
des entreprises du Québec]Filed with the register on August 8, 2008 under Québec business number 1160589793

(signed)
Québec Corporate Registraire

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Québec Corporate Registraire [QUÉBEC]	ARTICLES OF AMENDMENT Companies Act (C.Q.L.R., c. C‑38, Part 1A)
1
Name Indicate the new name of the company is it has been modified and indicate the former name in Section 5
 or
Indicate the current name of the company if you wish to conserve it and indicate N/A in Section 5

ACASTI PHARMA INC. Indicate an “X” if you are requesting a numerical designation (numbered company) in lieu of a name
2 The articles of the company are modified in the following manner:

1. COMPANY NAME

 The designating number of the company is repealed and replaced with the following company name:

ACASTI PHARMA INC.

2. DESCRIPTION OF SHARE CAPITAL

 Schedules 1, 2 and 3 of the share capital of the company dated February 1, 2002 are repealed and replaced by Schedules A-1 and B-1 attached hereto.

3 Effective date (if different from the date of filing the articles of amendment) for the requests not indicated in Section 4
Posterior date to the filing	Année	Mois Jour

4 Amendment to articles pursuant to section 123.140 et al. of the Companies Act

Indicate an “X” if the request of modification is presented to correct an illegality, irregularity or to indicate a provision required under the Companies Act:

•
that does not infringe the rights of the shareholders or the creditors (art. 123.140)
•
that can infringe the rights of the shareholders or the creditors – attach a copy of the judgement

Effective date (the modification will be retroactive to the date of the certificate that accompanies the articles that are modified, unless the current articles or judgement do not mention a future date

	Année	Mois Jour

5 Previous name to the amendment (if different to the one mentioned in Section 1)
9113-0310 QUÉBEC INC.

Reserved for the administration

Government of Québec
Filed on

AUGUST 7, 2008 ____________________________________

Signature of authorized signatory

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Québec Corporate
Registraire

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SCHEDULE A-1

5.
DESCRIPTION OF THE SHARE CAPITAL OF THE COMPANY

The authorized share capital of the Company is composed of an unlimited number of Class “A”, “B”, “C”, “D” and “E” shares, with the following privileges and restrictions:

5.1
CLASS “A” SHARES

Holders of Class “A” shares:

Vote

5.1.1
Shall have the right to vote at any meeting of the shareholders of the Company. Each Class “A” share confers one (1) vote per share.

Dividends

5.1.2
Shall have the right to receive, during each financial year and out of the funds which can legally serve this purpose, a dividend, of which the amount, declaration and payment thereof is left to the discretion of the Directors, subject to the order of priority defined in section 5.6.

Liquidation or dissolution

5.1.3
In the event of the dissolution or the liquidation of the Company or any other distribution of its property, shall have the right to share in the remaining property of the Company, subject to the order of priority defined in section 5.6.

Participation

5.1.4
Shall participate in the profits or surplus assets of the Company.
5.2
CLASS “B” SHARES

Holders of Class “B” shares:

Vote

5.2.1
Shall have the right to vote at any meeting of the shareholders of the Company. Each Class “B” share confers ten (10) votes per share.

Dividends

5.2.2
Shall have the right to receive, as and when such dividends are declared, an annual non-cumulative dividend of five percent (5%) on the amount paid for the said

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shares, payable at the time and in the manner which the Directors may determine and subject to the order of priority as defined in section 5.6.

Conversion at the discretion of the holder

5.2.3
Shall have the right, starting January 1st, 2009, at their entire discretion, to convert, part or all of the Class “B” shares they hold in Class “A” shares on the basis of one Class “A” share for each Class “B” share converted pursuant hereto.

To exercise its conversion right, a shareholder must remit to the Company's head office a written notice indicating the number of shares which must be converted by the Company as well as the date of the conversion. This notice must be accompanied by the share certificate(s) representing the shares which will be converted and must bear the signature of the person registered on the Company's registers as the holder of these shares or the signature of a duly authorized proxy. Upon receipt of the notice and the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholder. A shareholder may not claim a right as a shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

If part of the shares held by a shareholder are converted pursuant hereto, the Company shall, free of charge, issue to the concerned shareholder a new share certificate representing the non-converted shares.

The shares converted pursuant hereto at the request of a shareholder will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase accordingly the subdivision of the issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Redemption

5.2.4
Subject to the provisions of the Companies Act (Quebec) and the order of priority defined in section 5.6, have the right to demand from the Company, upon a thirty (30) day written notice, that the latter redeem the Class “B” shares that are held by the shareholder(s) at a price equivalent to the amount paid for said shares plus the redemption premium as defined in subsection 5.2.4.1, and any and all declared but yet unpaid dividends on same. In the event of partial redemption, such redemption shall be made in proportion with the number of outstanding Class “B” shares, without taking into account share fractions.
5.2.4.1
The Class “B” share redemption premium shall be equivalent to the difference between the amount paid for said shares and the fair market value of the consideration received at the time of issuance of same. Subject to the provisions of subsection 5.2.4.2, the fair market value shall be determined by the Board of directors of the Company in accordance with generally accepted accounting principles and its decision shall be final, binding and without appeal.

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5.2.4.2
Should the competent tax authorities evaluate the fair market value of the transferred property in a different manner, and, following a final negotiation or a judgment rendered by a court of competent jurisdiction on the matter, the fair market value thus obtained is different from the value established in subsection 5.2.4.1, it is understood that, in the event the fair market value is increased, the said premium shall be increased to match the difference, and that, in the event the fair market value is reduced, the premium shall be reduced to take into account such difference.
5.2.4.3
If, between the date of issuance of the Class “B” shares and the date at which the premium is adjusted as mentioned in subsection 5.2.4.2, some Class “B” shares of the share capital of the Company have been redeemed, the shareholders at the time of redemption will have to, at the date of adjustment, make a cash payment to the Company or the Company will have to, at such date, make a cash payment to said shareholders, as the case may be, equal to the difference between the amount paid at the time of the redemption of the shares and the amount that should have been paid to the shareholders if the adjustment had been taken into consideration.
5.2.4.4
Furthermore, if dividends have been paid by the Company on some Class “B” shares between the date of issuance of the Class “B” shares and the date at which the premium is adjusted according to subsection 5.2.4.2, the Company will have to, at the date of adjustment, make a cash payment to the holders of Class “B” shares at the time the dividend was paid, or said Class “B” shareholders will have to, at the same date, make a cash payment to the Company, in order to compensate the other party for the insufficiency of the paid dividends or the overpayment of said dividends, as the case may be, stemming from the fact that the redemption premium has been modified.

Purchase

5.2.5
Subject to the provisions of the Companies Act (Quebec), the Company may, when it so deems advisable, without notice and without taking into account any other classes of shares, purchase by mutual agreement, at the best possible price, all or part of the outstanding Class “B” shares, which price shall not exceed, in any way, the aforementioned redemption price.

Liquidation or dissolution

5.2.6
In the event of the dissolution or liquidation of the Company or any other distribution of its property, shall have the right to be reimbursed for the amount paid on Class “B” shares plus the redemption premium as defined in subsection 5.2.4.1 as well as the amount of any and all declared but yet unpaid dividends on said shares, subject to the order of priority defined in section 5.6.

Participation

5.2.7
Subject to the provisions of subsection 5.2.2, shall not have the right to participate in the profits or surplus assets of the Company.

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5.3
CLASS “C” SHARES

Holders of Class “C” shares:

Vote

5.3.1
Subject to the provisions of the Companies Act (Quebec), shall neither be entitled to vote at any meeting of the shareholders of the Company, nor to receive a notice of such meeting nor to attend any such meeting.

Dividends

5.3.2
Shall have the right to receive, as and when such dividends are declared, an annual non-cumulative dividend of five percent (5%) on the amount paid for the said shares, plus a redemption premium as defined in subsection 5.3.6.1, payable at the time and in the manner which the Directors may determine and subject to the order of priority as defined in section 5.6.

Participation

5.3.3
Subject to the provisions of subsection 5.3.2, shall not have the right to participate in the profits or surplus assets of the Company.

Conversion at the discretion of the holder

5.3.4
Shall have the right, starting January 1st, 2009, at their entire discretion, to convert, part or all of the Class “C” shares they hold in Class “A” shares on the basis of one Class “A” share for each Class “C” share converted pursuant hereto.

To exercise its conversion right, a shareholder must remit to the Company's head office a written notice indicating the number of shares which must be converted by the Company as well as the date of the conversion. This notice must be accompanied by the share certificate(s) representing the shares which will be converted and must bear the signature of the person registered on the Company's registers as the holder of these shares or the signature of a duly authorized proxy. Upon receipt of the notice and the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholder. A shareholder may not claim a right as a shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

If part of the shares held by a shareholder are converted pursuant hereto, the Company shall, free of charge, issue to the concerned shareholder a new share certificate representing the non-converted shares.

The shares converted pursuant hereto at the request of a shareholder will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase

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accordingly the subdivision of the issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Forced conversion

5.3.5
All of the Company's Class “C” shares shall automatically be converted in Class “A” shares upon the request of an unrelated third party investor in the Company, investing more than $500,000, or any other amount to be determined by the Board of Directors of the Company, in the Company and requesting as a condition to the investment that the Class “C” shares be converted into Class “A” shares on the basis of one Class “A” share for each Class “C” share converted pursuant hereto.

In such case, the Company shall send a notice to the holders of Class “C” shares requesting the share certificate(s) representing the shares which will be converted. Upon receipt of the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholders. A shareholder may not claim a right as a shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

The shares converted pursuant hereto will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase accordingly the subdivision of the issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Redemption

5.3.6
Subject to the provisions of the Companies Act (Quebec) and the order of priority defined in section 5.6, have the right to demand from the Company, upon a thirty (30) day written notice, that the latter redeem the Class “C” shares that are held by the shareholder(s) at a price equivalent to the amount paid for said shares plus the redemption premium as defined in subsection 5.3.6.1, and any and all declared but yet unpaid dividends on same. In the event of partial redemption, such redemption shall be made in proportion with the number of outstanding Class “C” shares, without taking into account share fractions.
5.3.6.1
The Class “C” share redemption premium shall be equivalent to the difference between the amount paid for said shares and the fair market value of the consideration received at the time of issuance of same. Subject to the provisions of subsection 5.3.6.2, the fair market value shall be determined by the Board of directors of the Company in accordance with generally accepted accounting principles and its decision shall be final, binding and without appeal.
5.3.6.2
Should the competent tax authorities evaluate the fair market value of the transferred property in a different manner, and, following a final negotiation or a judgment rendered by a court of competent jurisdiction on the matter, the fair market value thus obtained is different from the value established in subsection

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5.3.6.1, it is understood that, in the event the fair market value is increased, the said premium shall be increased to match the difference, and that, in the event the fair market value is reduced, the premium shall be reduced to take into account such difference.
5.3.6.3
If, between the date of issuance of the Class “C” shares and the date at which the premium is adjusted as mentioned in subsection 5.3.6.2, some Class “C” shares of the share capital of the Company have been redeemed, the shareholders at the time of redemption will have to, at the date of adjustment, make a cash payment to the Company or the Company will have to, at such date, make a cash payment to said shareholders, as the case may be, equal to the difference between the amount paid at the time of the redemption of the shares and the amount that should have been paid to the shareholders if the adjustment had been taken into consideration.
5.3.6.4
Furthermore, if dividends have been paid by the Company on some Class “C” shares between the date of issuance of the Class “C” shares and the date at which the premium is adjusted according to subsection 5.3.6.2, the Company will have to, at the date of adjustment, make a cash payment to the holders of Class “C” shares at the time the dividend was paid, or said Class “C” shareholders will have to, at the same date, make a cash payment to the Company, in order to compensate the other party for the insufficiency of the paid dividends or the overpayment of said dividends, as the case may be, stemming from the fact that the redemption premium has been modified.

Purchase

5.3.7
Subject to the provisions of the Companies Act (Quebec), the Company may, when it so deems advisable, without notice and without taking into account any other classes of shares, purchase by mutual agreement, at the best possible price, all or part of the outstanding Class “C” shares, which price shall not exceed, in any way, the aforementioned redemption price.

Liquidation or dissolution

5.3.8
In the event of the dissolution or liquidation of the Company or any other distribution of its property, shall have the right to be reimbursed for the amount paid on Class “C” shares plus the redemption premium as defined in subsection 5.3.6.1 as well as the amount of any and all declared but yet unpaid dividends on said shares, subject to the order of priority defined in section 5.6.
5.4
CLASS “D” SHARES

Holders of Class “D” shares:

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Vote

5.4.1
Subject to the provisions of the Companies Act (Quebec), shall neither be entitled to vote at any meeting of the shareholders of the Company, nor to receive a notice of such meeting nor to attend any such meeting.

Dividends

5.4.2
Shall have the right to receive, as and when such dividends are declared, a monthly variable non-cumulative dividend of half of one percent to two percent (0.5% to 2%) on the amount paid for the said shares, plus a redemption premium as defined in subsection 5.4.6.1, payable at the time and in the manner which the Directors may determine and subject to the order of priority as defined in section 5.6.

Participation

5.4.3
Subject to the provisions of subsection 5.4.2, shall not have the right to participate in the profits or surplus assets of the Company.

Conversion at the discretion of the holder

5.4.4
Shall have the right, starting January 1st, 2009, at their entire discretion, to convert, part or all of the Class “D” shares they hold in Class “A” shares on the basis of a number of Class “A” shares equal to the number of Class “D” shares converted pursuant hereto multiplied by the conversion ratio, calculated as follows:

Conversion Ratio =

The average amount paid per share for the Class “D” shares plus the redemption premium per share as defined in subsection 5.4.6.1 as well as the amount of any and all declared but yet unpaid dividends per said shares

	X	A factor to be agreed at the time of the issuance of the Class ”D” shares
Fair Market Value of the Class “A” shares at the date of any conversion of Class ”D” shares in Class “A” shares

To exercise its conversion right, a shareholder must remit to the Company's head office a written notice indicating the number of shares which must be converted by the Company as well as the date of the conversion. This notice must be accompanied by the share certificate(s) representing the shares which will be converted and must bear the signature of the person registered on the Company's registers as the holder of these shares or the signature of a duly authorized proxy. Upon receipt of the notice and the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholder. A shareholder may not claim a right as a

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shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

If part of the shares held by a shareholder are converted pursuant hereto, the Company shall, free of charge, issue to the concerned shareholder a new share certificate representing the non-converted shares.

The shares converted pursuant hereto at the request of a shareholder will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase accordingly the subdivision of the issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Forced conversion

5.4.5
All of the Company's Class “D” shares shall automatically be converted in Class “A” shares upon the request of an unrelated third party investor in the Company, investing more than $500,000, or any other amount to be determined by the Board of Directors of the Company, in the Company and requesting as a condition to the investment that the Class “D” shares be converted into Class “A” shares on the basis of a number of Class “A” shares equal to the number of Class “D” shares converted pursuant hereto multiplied by the conversion ratio, calculated as follows:

Conversion Ratio =

The average amount paid per share for the Class “D” shares plus the redemption premium per share as defined in subsection 5.4.6.1 as well as the amount of any and all declared but yet unpaid dividends per said shares

	X	A factor to be agreed at the time of the issuance of the Class ”D” shares
Fair Market Value of the Class “A” shares at the date of any conversion of Class ”D” shares in Class “A” shares

In such case, the Company shall send a notice to the holders of Class “D” shares requesting the share certificate(s) representing the shares which will be converted. Upon receipt of the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholders. A shareholder may not claim a right as a shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

The shares converted pursuant hereto will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase accordingly the subdivision of the

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issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Redemption

5.4.6
Subject to the provisions of the Companies Act (Quebec) and the order of priority defined in section 5.6, have the right to demand from the Company, upon a thirty (30) day written notice, that the latter redeem the Class “D” shares that are held by the shareholder(s) at a price equivalent to the amount paid for said shares plus the redemption premium as defined in subsection 5.4.6.1, and any and all declared but yet unpaid dividends on same. In the event of partial redemption, such redemption shall be made in proportion with the number of outstanding Class “D” shares, without taking into account share fractions.
5.4.6.1
The Class “D” share redemption premium shall be equivalent to the difference between the amount paid for said shares and the fair market value of the consideration received at the time of issuance of same. Subject to the provisions of subsection 5.4.6.2, the fair market value shall be determined by the Board of directors of the Company in accordance with generally accepted accounting principles and its decision shall be final, binding and without appeal.
5.4.6.2
Should the competent tax authorities evaluate the fair market value of the transferred property in a different manner, and, following a final negotiation or a judgment rendered by a court of competent jurisdiction on the matter, the fair market value thus obtained is different from the value established in subsection 5.4.6.1, it is understood that, in the event the fair market value is increased, the said premium shall be increased to match the difference, and that, in the event the fair market value is reduced, the premium shall be reduced to take into account such difference.
5.4.6.3
If, between the date of issuance of the Class “D” shares and the date at which the premium is adjusted as mentioned in subsection 5.4.6.2, some Class “D” shares of the share capital of the Company have been redeemed, the shareholders at the time of redemption will have to, at the date of adjustment, make a cash payment to the Company or the Company will have to, at such date, make a cash payment to said shareholders, as the case may be, equal to the difference between the amount paid at the time of the redemption of the shares and the amount that should have been paid to the shareholders if the adjustment had been taken into consideration.
5.4.6.4
Furthermore, if dividends have been paid by the Company on some Class “D” shares between the date of issuance of the Class “D” shares and the date at which the premium is adjusted according to subsection 5.4.6.2, the Company will have to, at the date of adjustment, make a cash payment to the holders of Class “D” shares at the time the dividend was paid, or said Class “D” shareholders will have to, at the same date, make a cash payment to the Company, in order to compensate the other party for the insufficiency of the paid dividends or the overpayment of said

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dividends, as the case may be, stemming from the fact that the redemption premium has been modified.

Purchase

5.4.7
Subject to the provisions of the Companies Act (Quebec), the Company may, when it so deems advisable, without notice and without taking into account any other classes of shares, purchase by mutual agreement, at the best possible price, all or part of the outstanding Class “D” shares, which price shall not exceed, in any way, the aforementioned redemption price.

Liquidation or dissolution

5.4.8
In the event of the dissolution or liquidation of the Company or any other distribution of its property, shall have the right to be reimbursed for the amount paid on Class “D” shares plus the redemption premium as defined in subsection 5.4.6.1 as well as the amount of any and all declared but yet unpaid dividends on said shares, subject to the order of priority defined in section 5.6.
5.5
CLASS “E” SHARES

Holders of Class “E” shares:

Vote

5.5.1
Subject to the provisions of the Companies Act (Quebec), shall neither be entitled to vote at any meeting of the shareholders of the Company, nor to receive a notice of such meeting nor to attend any such meeting.

Dividends

5.5.2
Shall have the right to receive, as and when such dividends are declared, a monthly variable non-cumulative dividend of half of one percent to two percent (0.5% to 2%) on the amount paid for said shares, payable at a time and in the manner in which the Directors may determine and subject to the order of priority as defined in section 5.6.

Participation

5.5.3
Subject to the provisions of subsection 5.5.2, shall not participate in the profits or surplus assets of the Company.

Redemption

5.5.4
Subject to the provisions of the Companies Act (Quebec) and the order of priority defined in section 5.6 hereof, the Company shall have the right to redeem, upon a thirty (30) day written notice, the Class “E” shares that are held by the shareholder(s) at a price equivalent to the amount paid on said shares and any and

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all declared but yet unpaid dividends on same. In the event of partial redemption, such redemption shall be made in proportion with the number of outstanding Class “E” shares, without taking into account share fractions.

Conversion at the discretion of the holder

5.5.5
Shall have the right, at their entire discretion, to convert, part or all of the Class “E” shares they hold in Class “A” shares on the basis of a number of Class “A” shares equal to the number of Class “E” shares converted pursuant hereto multiplied by the conversion ratio, calculated as follows:

Conversion Ratio =	The average amount paid per share for the Class “E” shares plus the amount of any and all declared but yet unpaid dividends per said shares	X	A factor to be agreed at the time of the issuance of the Class ”E” shares
Fair Market Value of the Class “A” shares at the date of any conversion of Class ”E” shares in Class “A” shares

To exercise its conversion right, a shareholder must remit to the Company's head office a written notice indicating the number of shares which must be converted by the Company as well as the date of the conversion. This notice must be accompanied by the share certificate(s) representing the shares which will be converted and must bear the signature of the person registered on the Company's registers as the holder of these shares or the signature of a duly authorized proxy. Upon receipt of the notice and the share certificate(s) representing the shares to be converted, the Company will dispose of fifteen (15) days to remit the new Class “A” share certificates to the shareholder. A shareholder may not claim a right as a shareholder of the converted class of shares as of the date upon which the Company shall have issued the new share certificates following the exercise of the conversion.

If part of the shares held by a shareholder are converted pursuant hereto, the Company shall, free of charge, issue to the concerned shareholder a new share certificate representing the non-converted shares.

The shares converted pursuant hereto at the request of a shareholder will be automatically cancelled at the date of issuance of the new Class “A” shares issued following the conversion and the Company shall, as required, reduce or increase accordingly the subdivision of the issued and paid share capital relating to said shares, the whole in accordance with the provisions of the law.

Purchase

5.5.6
Subject to the provisions of the Companies Act (Quebec), the Company may, when it so deems advisable, without notice and without taking into account any other classes of shares, purchase by mutual agreement, at the best possible price, all or part of the outstanding Class “E” shares.

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Liquidation or dissolution

5.5.7
In the event of the dissolution or the liquidation of the Company or any other distribution of its property, shall have the right to be reimbursed for the amount paid on Class “E” shares as well as the amount of any and all declared yet unpaid dividends on said shares, subject to the order of priority defined in section 5.6.
5.6
Order ofpriority

The order of priority applicable to all classes of shares of the Company with respect to the redemption, liquidation, dissolution or distribution of property is as follows:

Firstly, the Class “E” shares;

Secondly, the Class “D” shares;

Thirdly, the Class “B” and “C” shares, pari passu; Fourthly, the Class “A” shares.

Notwithstanding the above-mentioned order of priority, shareholders of a class of shares may renounce to the above-mentioned order of priority by unanimous approval by all shareholders of said class of shares.

5.7
CONVERSION OF SHARES

The issued and outstanding Class “A” shares of the share capital of the Company prior to the amendment are converted as follows:

The One Hundred (100) Class A shares of the issued and outstanding share capital of the Company, prior to this amendment, are converted into One Hundred (100) Class A shares, for a total stated capital of One Hundred Dollars ($ 100).

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This Schedule has been repealed and replaced pursuant to the Articles of Amendment dated November 7, 2008SCHEDULE B-1

6. RESTRICTION ON SECURITIES TRANSFERS

6.1 Subject to subsection 6.2, no securities of the Company, other than nonconvertible debt securities, can be transferred without:

6.1.1 The approval of the Directors of the Company. Such approval must be in written form duly signed by the majority of the Directors or by resolution of the Board ofDirectors; or

6.1.2. The approval of the Shareholders of the Company. Such approval must be in written form duly signed by the holder(s) of the majority of the outstanding shares of the share capital of the Company or by resolution of the Shareholders.

6.2. There shall be no restrictions on the transfer of securities following the death of a shareholder.

6.3 BORROWING POWERS

The Board of Directors may, by resolution and without the approval of the shareholders:

6.3.1. Borrow money, taking into account the credit of the Company;

6.3.2. Issue, reissue, sell or pledge the Company's debt instruments;

6.3.3. Subject to section 123.66 of the Companies Act (Quebec), guarantee in the name of the Company the execution of an obligation of which another person is responsible.

6.3.4. Delegate one or many of the aforementioned powers to a director, a committee of directors or to an officer of the Company.

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UNOFFICIAL TRANSLATION PREPARED BY OSLER

[Québec]

CERTIFICATE OF CONSTITUTION

Companies Act, Part IA
(C.Q.L.R., c. C-38)

I hereby certify that the company

9113-0310 QUÉBEC INC.

was constituted on FEBRUARY 1, 2002, pursuant to Part IA of the Companies Act, as indicated in the attached Articles of Constitution.

[Seal of the Registraire
des entreprises du Québec]Filed with the register on February 6, 2002 under Québec business number 1160589793

(signed)
General inspector of financial institutions

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GOVERNMENT OF QUÉBEC General inspector of Financial institutions	Form 1 ARTICLES OF CONSTITUTION Companies Act, C.Q.L.R., c. C‑38 Part 1A
1 Name of the company 9113-0310 QUÉBEC INC.
2 Judicial district of Québec where the company’s head office is located Laval	3 Exact number or minimal and maximal number of directors Minimum 1 Maximum 9	4 Effective date if later than filing date
5 Description of share capital See Schedule 1
6 Restrictions, if any, on share transfers See Schedule 2
7 Restrictions, if any, on the business the company may carry on N/A
8 Other provisions See Schedule 3
9 Founders
Full name	Address, including postal code (if it is a corporation, include head office and act of incorporation)	Signature of each founder (if it is a corporation, signature of the signing officer)
Julie Paquette	1080, Beaver Hall Hill Montréal, Québec, H2Z 1S8	(signed)

If space is insufficient, please attach a schedule in duplicate.

Reserved for the administration

Government of Québec
Filed on

FEBRUARY 1, 2002

General Inspector of
Financial institutions

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SCHEDULE 1

DESCRIPTION OF SHARE CAPITAL

This Schedule has been repealed
and replaced pursuant to the
Articles of Amendment dated
August 7, 2008

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SCHEDULE 2

RESTRICTIONS ON SHARE TRANSFERS

This Schedule has been repealed
and replaced pursuant to the
Articles of Amendment dated
August 7, 2008

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SCHEDULE 3

OTHER PROVISIONS

This Schedule has been repealed
and replaced pursuant to the
Articles of Amendment dated
August 7, 2008

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